Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statements (Form S-3 Nos. 333-212439 and 333-235350),
(2)Registration Statement (Form S-8 No. 333-204487) pertaining to the Pieris Pharmaceuticals, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan,
(3)Registration Statement (Form S-8 No. 333-209308) pertaining to the Pieris Pharmaceuticals, Inc. 2014 Employee, Director and Consultant Equity Incentive Plan and Inducement Stock Option Award for Louis Matis, M.D.,
(4)Registration Statement (Form S-8 No. 333-213771) pertaining to the Pieris Pharmaceuticals, Inc. 2016 Employee, Director and Consultant Equity Incentive Plan,
(5)Registration Statement (Post-Effective Amendment to Form S-1 on Form S-3 No. 333-202123),
(6)Registration Statement (Form S-8 No. 333-221497) pertaining to Inducement Stock Option Awards for Claude Knopf, Allan Reine, M.D, and Ingmar Bruns, M.D., Ph.D,
(7)Registration Statement (Form S-8 No. 333-226733) pertaining to the Pieris Pharmaceuticals, Inc. 2018 Employee, Director and Consultant Equity Incentive Plan,
(8)Registration Statement (Form S-8 No. 333-226735) pertaining to the Pieris Pharmaceuticals, Inc. 2018 Employee Stock Purchase Plan,
(9)Registration Statement (Form S-8 No. 333-233194) pertaining to the Pieris Pharmaceuticals, Inc. 2019 Employee, Director and Consultant Equity Incentive Plan,
(10)Registration Statement (Form S-8 No. 333-234625) pertaining to the Non-Qualified Stock Option Agreement, dated August 30, 2019, and
(11)Registration Statement (Form S-8 No. 333-243735) pertaining to the Pieris Pharmaceuticals, Inc. 2020 Employee, Director and Consultant Equity Incentive Plan;

of our report dated March 1, 2022, with respect to the consolidated financial statements of Pieris Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of Pieris Pharmaceuticals, Inc. for the year ended December 31, 2021.

/s/ Ernst & Young LLP

Boston, Massachusetts
March 1, 2022